Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Emergent BioSolutions Inc. (the "Company") for the three and nine months ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Fuad El-Hibri, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2010

 /s/ Fuad El-Hibri
Fuad El-Hibri
Chief Executive Officer